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                                                                   Exhibit 10.42

                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


                      FIRST AMENDMENT TO LINE OF CREDIT AGREEMENT
                      -------------------------------------------

     This First Amendment to Line of Credit Agreement (the "Amendment") is made as of this 15th day of January, 2003, by and among BOARD OF TRADE OF THE CITY OF CHICAGO, INC. (the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION (the "Bank").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Borrower and the Bank entered into that certain Line of Credit Agreement, dated as of January 15, 2002 (the "Line of Credit Agreement");

     WHEREAS, the parties hereto desire to amend the Line of Credit Agreement as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Line of Credit Agreement.

SECTION 2. AMENDMENTS TO LINE OF CREDIT AGREEMENT.

     2.1. The Line of Credit Agreement is hereby amended by deleting the defined term "LIBOR Rate" in Section I and inserting the following in Its stead:

          LIBOR Rate" shall mean a per annum rate of interest equal to LIBOR for the relevant Interest Period plus 2.25%, which LIBOR Rate shall remain fixed during such Interest Period."

     2.2. The Line of Credit Agreement is hereby amended by deleting Section 2.1 in its entirety and inserting the following in its stead:

          "2.1. Line of Credit Commitment. On and subject to the terms of this Agreement, the Bank agrees to make loans to the Borrower from time to time (the availability of such Loans hereunder called the "Line of Credit") in such amounts (the "Loans") as the Borrower may from time to time request, but not exceeding the amount of $20,000,000 in the aggregate at any one time outstanding (as reduced from time to time in accordance with Section 5 hereof; the "Line of Credit Commitment"). The Borrower may borrow, prepay, repay and reborrow from the Bank to, but not including, January 13, 2004 (the "Termination Date"), unless sooner notified of the termination of the Line of Credit pursuant to Section 9.2 hereof."

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

     3.1. The Bank shall have received copies of this Amendment duly executed by the Borrower.

     3.2. The Bank shall have received a Line of Credit Note substantially in the form of Exhibit A attached hereto.

                REQUESTED CONFIDENTIAL INFORMATION INDICATED BY
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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.


     3.3. The Bank shall have received an arrangement fee ("Arrangement Fee") on the date hereof in the amount of $25,000, which Arrangement Fee shall be fully earned and non-refundable upon payment.

     3.4. The Bank shall have received authorizing resolutions of the Borrower with respect to the transaction contemplated by this Amendment.

     3.5. The Bank shall have received such other documents, certificates and assurances as it shall reasonably request.

SECTION 4. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Bank that (i) the warranties set forth in Section 6 of the Line of Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Bank has granted its consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Line of Credit Agreement as hereby amended; and (iii) upon execution hereof no Event of Default has occurred and is continuing or has not previously been waived.

SECTION 5. EXPENSES. The Borrower shall pay, upon demand, all reasonable attorneys' fees and out-of-pocket costs of the Bank in connection with this Amendment and the agreements, documents and other items contemplated hereunder.

SECTION 6. FULL FORCE AND EFFECT. Except as herein amended, the Line of Credit Agreement shall remain in full force and effect.

SECTION 7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]

                REQUESTED CONFIDENTIAL INFORMATION INDICATED BY
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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.



                                    BOARD OF TRADE OF THE CITY OF CHICAGO,
                                    INC.

                                    By:  /s/ Bernard W. Dan
                                       ---------------------------
                                    Name: Bernard W. Dan
                                         -------------------------
                                    Title: President & CEO
                                          ------------------------


                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Bradley Kronland
                                       ----------------------------
                                    Name: Bradley Kronland
                                         --------------------------
                                    Title: Assistant Vice President
                                          -------------------------


                REQUESTED CONFIDENTIAL INFORMATION INDICATED BY
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                      CONFIDENTIAL TREATMENT REQUESTED BY
                              CBOT HOLDINGS, INC.

                                    EXHIBIT A
                                    ---------

                               LINE OF CREDIT NOTE
                               -------------------

                                                           Due: January 13, 2004
$20,000,000.00                               Chicago, Illinois, January 15, 2003


     On or before January 13, 2004 the undersigned, for value received, promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, in Chicago, Illinois, TWENTY MILLION DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans made by the payee to the undersigned pursuant to the Line of Credit Agreement hereinafter referred to, together with interest as herein set forth.

     The unpaid principal amount hereof from time to time outstanding shall bear interest from the date hereof at the rate per annum and for the periods set forth in Section 4 of the Line of Credit Agreement hereinafter referred to, payable as provided in Section 5 thereof.

     Payments of interest are to be made in lawful money of the United States of America in immediately available funds.

     This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, a Line of Credit Agreement dated January 15, 2002
(and, if amended, all amendments thereto) between the undersigned and the payee, to which Line of Credit Agreement reference is hereby made for a statement of said terms and provisions, including those under which this Note may be paid prior to its due date or its due date accelerated.

     This Note replaces that certain Line of Credit Note dated January 15, 2002 from the undersigned in favor of the payee (the "Prior Note") and is not a repayment or novation of the Prior Note.

     In addition to and not in limitation of the foregoing and the provisions of the Line of Credit Agreement hereinabove referred to, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     This Note is made under, governed by and construed in accordance with the laws of the State of Illinois.


                                    BOARD OF TRADE OF THE CITY OF
                                    CHICAGO, INC.

                                    By:  /s/ Bernard W. Dan
                                       ---------------------------
                                    Name: Bernard W. Dan
                                         -------------------------
                                    Title: President & CEO
                                          ------------------------


                REQUESTED CONFIDENTIAL INFORMATION INDICATED BY
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